Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES
Income from continuing operations before income taxes and equity income for U.S. and non-U.S. operations are as follows:

	Year Ended December 31,
	2014	2013	2012
	(in millions)
U.S. income	$232	$246	$440
Non-U.S. income	1,383	1,220	819
Income before income taxes and equity income	$1,615	$1,466	$1,259

The provision (benefit) for income taxes from continuing operations is comprised of:

	Year Ended December 31,
	2014	2013	2012
	(in millions)
Current income tax expense:
U.S. federal	$46	$57	$58
Non-U.S.	205	219	179
U.S. state and local	9	6	4
Total current	260	282	241
Deferred income tax (benefit) expense, net:
U.S. federal	(32)	(23)	28
Non-U.S.	29	(18)	(96)
U.S. state and local	(2)	(1)	1
Total deferred	(5)	(42)	(67)
Total income tax provision	$255	$240	$174

The current income tax payable was reduced by $9 million, $1 million and $0 million in the years ended December 31, 2014, 2013 and 2012, respectively, for excess tax deductions attributable to stock-based compensation, including amounts attributable to discontinued operations. The related income tax benefits are recorded as increases to additional paid-in capital.
Cash paid or withheld for income taxes was $287 million, $276 million and $280 million for the years ended December 31, 2014, 2013 and 2012, respectively, including amounts attributable to discontinued operations.
For purposes of comparability and consistency, the Company uses the notional U.S. federal income tax rate when presenting the Company’s reconciliation of the income tax provision. The Company is a U.K. resident taxpayer and as such is not generally subject to U.K. tax on remitted foreign earnings. As a result, the Company does not anticipate foreign earnings would be subject to a 35% tax rate upon repatriation to the U.K., as is the case when U.S. based companies repatriate earnings to the U.S. A reconciliation of the provision for income taxes compared with the amounts at the notional U.S. federal statutory rate was:

	Year Ended December 31,
	2014	2013	2012
	(in millions)
Notional U.S. federal income taxes at statutory rate	$566	$513	$441
Income taxed at other rates	(286)	(273)	(203)
Change in valuation allowance	18	6	(29)
Other change in tax reserves	(4)	(13)	(13)
Withholding taxes	57	48	17
Tax credits	(89)	(52)	(12)
Change in tax law	—	15	6
Tax settlements	—	—	(26)
Other adjustments	(7)	(4)	(7)
Total income tax expense	$255	$240	$174
Effective tax rate	16%	16%	14%

The Company’s tax rate is affected by the tax rates in the jurisdictions in which the Company operates, the relative amount of income earned by jurisdiction, jurisdictions with a statutory tax rate less than the U.S. rate of 35% and the relative amount of losses or income for which no tax benefit or expense was recognized due to a valuation allowance. Included in the non-U.S. incomes taxes at other rates are tax incentives obtained in various non-U.S. countries, primarily the Hi-Tech Enterprise status in China, a Free Trade Zone exemption in Honduras and the Special Economic Zone exemption in Turkey of $67 million in 2014, $71 million in 2013, and $37 million in 2012, and tax benefit for income earned in jurisdictions where a valuation allowance has been recorded. The Company currently benefits from tax holidays in various non-U.S. jurisdictions with expiration dates from 2015 through 2023. The income tax benefits attributable to these tax holidays are approximately $28 million ($0.09 per share) in 2014, $23 million ($0.07 per share) in 2013 and $13 million ($0.04 per share) in 2012.
The effective tax rate in the year ended December 31, 2014 was impacted by favorable geographic income mix in 2014 as compared to 2013, primarily due to changes in the underlying operations of the business as well as tax planning initiatives, and the resulting favorable impact on foreign tax credits. These favorable impacts were offset by net increases resulting from changes in judgment related to deferred tax asset valuation allowances of $18 million in 2014.
The effective tax rate in the year ended December 31, 2013 was impacted by the enactment of the American Taxpayer Relief Act of 2012 on January 2, 2013, which retroactively reinstated expired tax provisions known as tax extenders including the research and development tax credit. The income tax accounting effect, including any retroactive effect, of a tax law change is accounted for in the period of enactment, which in this case was the first quarter of 2013. As a result, the effective tax rate for the year ended December 31, 2013 was impacted by a tax benefit of approximately $19 million related to the 2012 research and development credit in addition to the 2013 research and development credit. On July 17, 2013, the United Kingdom Finance Bill of 2013 became law as the Finance Act 2013 (the “U.K. Finance Act”). The U.K. Finance Act provides for a reduction to the corporate income tax rate from 23% to 21% effective April 1, 2014, with a further reduction to 20% effective April 1, 2015. The impact of this legislation was recorded as a discrete item during the third quarter of 2013, the period of enactment, and resulted in increased tax expense of approximately $12 million for the year ended December 31, 2013 due to the resultant impact on the net deferred tax asset balances. Additionally, the effective tax rate in the year ended December 31, 2013 was impacted by a reduction in tax reserves of $13 million, partially offset by an increase in withholding taxes due to overall increased earnings and full year inclusion of MVL activity in 2013.
The effective tax rate in the year ended December 31, 2012 was impacted by the release of $29 million of valuation allowances, a favorable tax settlement of $26 million, a $30 million reduction in tax reserves due to resolution of open issues with tax authorities, offset by an increase of $17 million primarily related to uncertain tax positions outside the United States and an increase of $6 million related to a reduction to the corporate income tax rate in the U.K. from 25% to 23%.
Deferred Income Taxes
The Company accounts for income taxes and the related accounts under the liability method. Deferred income tax assets and liabilities reflect the impact of temporary differences between amounts of assets and liabilities for financial reporting purposes and the bases of such assets and liabilities as measured by tax laws. Significant components of the deferred tax assets and liabilities are as follows:

	December 31,
	2014	2013
	(in millions)
Deferred tax assets:
Pension	$213	$208
Employee benefits	25	28
Net operating loss carryforwards	708	602
Warranty and other liabilities	117	115
Other	147	119
Total gross deferred tax assets	1,210	1,072
Less: valuation allowances	(747)	(642)
Total deferred tax assets (1)	$463	$430
Deferred tax liabilities:
Fixed assets	$12	$40
Tax on unremitted profits of certain foreign subsidiaries	74	59
Intangibles	144	88
Total gross deferred tax liabilities	230	187
Net deferred tax assets	$233	$243

(1)	Reflects gross amount before jurisdictional netting of deferred tax assets and liabilities.
Net current and non-current deferred tax assets and liabilities are included in the consolidated balance sheets as follows:

	December 31,
	2014	2013
	(in millions)
Current assets	$171	$121
Current liabilities	(8)	(1)
Long-term assets	232	262
Long-term liabilities	(162)	(139)
Total deferred tax asset	$233	$243

The net deferred tax assets of $233 million as of December 31, 2014 are primarily comprised of deferred tax asset amounts in the U.K., Germany, and China.
Net Operating Loss and Tax Credit Carryforwards
As of December 31, 2014, the Company has gross deferred tax assets of approximately $708 million for non-U.S. net operating loss (“NOL”) carryforwards with recorded valuation allowances of $635 million. These NOL’s are available to offset future taxable income and realization is dependent on generating sufficient taxable income prior to expiration of the loss carryforwards. The NOL’s primarily relate to France, Luxembourg, and Spain. The NOL carryforwards have expiration dates ranging from one year to an indefinite period. The NOL carryforwards available for use on tax returns are $712 million as of December 31, 2014, which include approximately $4 million related to windfall tax benefits attributable to stock-based compensation for which a benefit would be recorded in additional paid-in capital if and when realized.
Deferred tax assets include $40 million and $31 million of tax credit carryforwards with recorded valuation allowances of $27 million and $25 million at December 31, 2014 and 2013, respectively. These tax credit carryforwards expire in 2015 through 2024.
Cumulative Undistributed Foreign Earnings
No income taxes have been provided on indefinitely reinvested earnings of certain foreign subsidiaries aggregating $250 million at December 31, 2014. The amount of the unrecognized deferred income tax liability with respect to such earnings is $58 million.
Withholding taxes of $74 million have been accrued on undistributed earnings that are not indefinitely reinvested and are primarily related to China, South Korea, Honduras, and Morocco. There are no other material liabilities for income taxes on the undistributed earnings of foreign subsidiaries, as the Company has concluded that such earnings are either indefinitely reinvested or should not give rise to additional income tax liabilities as a result of the distribution of such earnings.
Uncertain Tax Positions
The Company recognizes tax benefits only for tax positions that are more likely than not to be sustained upon examination by tax authorities. The amount recognized is measured as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate settlement. Unrecognized tax benefits are tax benefits claimed in the Company's tax returns that do not meet these recognition and measurement standards.
A reconciliation of the gross change in the unrecognized tax benefits balance, excluding interest and penalties is as follows:

	Year Ended December 31,
	2014	2013	2012
	(in millions)
Balance at beginning of year	$61	$74	$99
Liabilities assumed in acquisition	—	—	2
Additions related to current year	11	—	3
Additions related to prior years	—	16	10
Reductions related to prior years	(7)	(25)	(40)
Reductions due to expirations of statute of limitations	(6)	(4)	—
Settlements	(2)	—	—
Balance at end of year	$57	$61	$74

A portion of the Company's unrecognized tax benefits would, if recognized, reduce its effective tax rate. The remaining unrecognized tax benefits relate to tax positions for which only the timing of the benefit is uncertain. Recognition of these tax benefits would reduce the Company’s effective tax rate only through a reduction of accrued interest and penalties. As of December 31, 2014 and 2013, the amounts of unrecognized tax benefit that would reduce the Company’s effective tax rate were $32 million and $42 million, respectively. In addition, $25 million and $22 million for 2014 and 2013, respectively, would be offset by the write-off of a related deferred tax asset, if recognized.
The Company recognizes interest and penalties relating to unrecognized tax benefits as part of income tax expense. Total accrued liabilities for interest and penalties were $12 million and $15 million at December 31, 2014 and 2013, respectively. Total interest and penalties recognized as part of income tax expense was a $3 million benefit, a $3 million benefit and a $3 million expense for the years ended December 31, 2014, 2013 and 2012, respectively.
The Company files tax returns in multiple jurisdictions and is subject to examination by taxing authorities throughout the world. Taxing jurisdictions significant to Delphi include the China, Brazil, France, Germany, Mexico, Poland, the U.S. and the U.K. Open tax years related to these taxing jurisdictions remain subject to examination and could result in additional tax liabilities. In general, the Company's affiliates are no longer subject to income tax examinations by foreign tax authorities for years before 2001. It is reasonably possible that audit settlements, the conclusion of current examinations or the expiration of the statute of limitations in several jurisdictions could impact the Company’s unrecognized tax benefits.
Tax Return Filing Determinations and Elections
Delphi Automotive LLP, which acquired certain assets in a bankruptcy court approved transaction (the "Bankruptcy Plan") on October 6, 2009 (the "Acquisition Date"), was established on August 19, 2009 as a limited liability partnership incorporated under the laws of England and Wales. At the time of its formation, Delphi Automotive LLP elected to be treated as a partnership for U.S. federal income tax purposes. On June 24, 2014, the Internal Revenue Service (the “IRS”) issued us a Notice of Proposed Adjustment (the "NOPA") asserting that it believes Section 7874(b) of the Internal Revenue Code applies to Delphi Automotive LLP and that it should be treated as a domestic corporation for U.S. federal income tax purposes, retroactive to the Acquisition Date. If Delphi Automotive LLP is treated as a domestic corporation for U.S. federal income tax purposes, the Company expects that, although Delphi Automotive PLC is incorporated under the laws of Jersey and a tax resident in the U.K., it would also be treated as a domestic corporation for U.S. federal income tax purposes.
Delphi Automotive LLP filed U.S. federal partnership tax returns for 2009, 2010, and 2011. The IRS’s NOPA asserts that Section 7874(b) applies to Delphi Automotive LLP’s acquisition of certain assets pursuant to the Bankruptcy Plan, and consequently, Delphi Automotive LLP should be treated as a domestic corporation for U.S. federal income tax purposes. Notwithstanding the issuance of the NOPA, we continue to believe, after consultation with counsel, that neither Delphi Automotive LLP nor Delphi Automotive PLC should be treated as a domestic corporation for U.S. federal income tax purposes. We intend to vigorously contest the conclusions reached in the NOPA through the IRS’s administrative appeals process, and, if we are unable to reach a satisfactory resolution with the IRS, through litigation. Accordingly, we will continue to prepare and file our financial statements on the basis that neither Delphi Automotive LLP nor Delphi Automotive PLC is a domestic corporation for U.S. federal income tax purposes. We have not recorded any adjustments with respect to this matter, nor have we recorded any adjustments in connection with receiving the NOPA. However, while we believe that we should prevail, no assurance can be given that we will be able to reach a satisfactory resolution with the IRS or that, if we were to litigate, a court will agree with our position. Further, the ultimate resolution of this issue could take significant time and resources.
If these entities are treated as domestic corporations for U.S. federal income tax purposes, the Company will be subject to U.S. federal income tax on its worldwide taxable income, including distributions, as well as deemed income inclusions from some of its non-U.S. subsidiaries. This could have a material adverse impact on our income tax liability in the future. However, the Company may also benefit from deducting certain expenses that are currently not deducted in the U.S. As a U.S. company, any dividends we pay to non-U.S. shareholders could also be subject to U.S. federal income tax withholding at a rate of 30% (unless reduced or eliminated by an income tax treaty), and it is possible that tax may be withheld on such dividends in certain circumstances even before a final determination has been made with respect to the Company's U.S. income tax status. In addition, we could be liable for the failure by Delphi Automotive LLP to withhold U.S. federal income taxes on distributions to its non-U.S. members for periods beginning on or after the Acquisition Date. If we are unsuccessful in contesting the IRS’s assertion, we expect any unfavorable final outcome to adversely impact our tax position, most significantly in future periods, by increasing our effective tax rate to approximately 20% to 22%. For the year ended December 31, 2014, our effective tax rate was 16%. Although the outcome currently remains uncertain, the Company continues to maintain its position that neither Delphi Automotive LLP nor Delphi Automotive PLC should be treated as a domestic corporation for U.S. tax purposes. Accordingly, no adjustment for this matter has been recorded as of December 31, 2014.